EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q of Metropolitan Health Networks, Inc. (the "Company") for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 6, 2007



By:   /s/ MICHAEL M. EARLEY

      Michael M. Earley
      Chief Executive Officer

By:   /s/ ROBERT J. SABO

      Robert J. Sabo
      Chief Financial Officer

A signed original of this statement required by Section 906 has been provided to Metropolitan Health Networks, Inc. and will be retained by Metropolitan Health Networks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.